UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) January 21, 2013

____________________________________________________________________

AEROSONIC CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware	1-11750	74-1668471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue

Clearwater, Florida 33765

(Address of Principal Executive Offices)

(727) 461-3000

_____________________________________________

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 21, 2013, Aerosonic Corporation (“Aerosonic”) entered into a Development Collaboration and Intellectual Property Agreement (the “Collaboration Agreement”) with LG CNS Co., Ltd. (“LG”). The Collaboration Agreement provides that it is effective as of December 12, 2012.

Among other things, the Collaboration Agreement provides for the sale of certain intellectual property of Aerosonic (the “Purchased IP”) to LG. The aggregate purchase price for the Purchased IP is $2,300,000, $1,553,000 of which was already paid to Aerosonic. The remainder of the purchase price is payable by LG to Aerosonic in two lump sum payments in January 2016 and January 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

AEROSONIC CORPORATION
(Registrant)

Dated: January 25, 2013	By:	/s/ Kevin J. Purcell
Kevin J. Purcell
Executive Vice President and Chief Financial Officer